SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                  April 1, 2003
                        (Date of Earliest Event Reported)


         AIRPLANES LIMITED                      AIRPLANES U.S. TRUST

             (Exact Name of Registrants as Specified in Memorandum
                       of Association or Trust Agreement)


         Jersey, Channel Islands                Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         33-99970-01                            13-3521640
         (Commission File                       (IRS Employer
         Number)                                Identification No.)


         Airplanes Limited                      Airplanes U.S. Trust
         22 Grenville Street                    1100 North Market Street
         St. Helier                             Rodney Square North
         Jersey, JE4 8PX                        Wilmington, Delaware
         Channel Islands                        19890-0001
         (011 44 1534 609 000)                  (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)

Item 5.  Other Events


         Attached hereto as Exhibit A is a copy of a press release dated March 25, 2003

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                        AIRPLANES LIMITED


Date: April 1, 2003                                     /s/ Roy M. Dantzic*
                                                        -------------------
                                                        Director and Officer


Date: April 1, 2003                                     AIRPLANES U.S. TRUST


                                                        /s/ Roy M . Dantzic*
                                                        --------------------
                                                        Controlling Trustee
                                                        and Officer


                                                        *By: /s/ Gerard Hastings
                                                        -------------------
                                                        Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit A                  -        Press Release
Exhibit B                  -        Power of Attorney for Airplanes Limited
Exhibit C                  -        Power of Attorney for Airplanes U.S. Trust

                                                                       Exhibit A

STANDARD & POOR'S      RATINGS DIRECT
                       --------------

Research:
Global Aircraft-Backed Securitizations Placed on CreditWatch
Negative
Publication date:   25-Mar-03
Credit Analyst:     Ted Burbage, New York (1) 212-438-2684; Sean Hannigan,
                    London (44) 20-7826-3783; Herve-Pierre Flammier, Paris
                    (33) 1-4420-6734; Anthony Nocera, New York (1) 212-438-7125;
                    Philip Baggaley, CFA, New York (1) 212-438-7683

LONDON (Standard & Poor's) March 25, 2003--Standard & Poor's Ratings Services said today it placed its credit ratings on certain debt securities of six portfolio aircraft-backed securitizations and an aircraft-backed synthetic loan deal on CreditWatch with negative implications. This action results in all rated securities for all aircraft operating lease securitizations and all rated securities for all aircraft-backed synthetic loan deals being on CreditWatch with negative implications.

         The CreditWatch placements reflect the sharp decline in operating lease cash flow that has occurred over the past 18 months. That deterioration is further compounded by the severe pressure on airline credit quality, aircraft values, and lease rates due to very bad and uncertain airline industry conditions (see the articles entitled "U.S. Airlines at the Brink of War", dated March 19, 2003, and "Behind Standard & Poor's February 2003 Review of Aircraft-Backed Debt", dated Feb. 28, 2003, on RatingsDirect, Standard & Poor's Web-based credit analysis system, at www.ratingsdirect.com).

         Aircraft securitizations have been under tremendous stress over the past 18 months as air traffic volume has declined significantly. The consequent negative impact on aircraft values and lease rates has caused a dramatic reduction in lease cash flows for all rated aircraft securitizations. Standard & Poor's has taken several rating actions to reflect the ability of each transaction to meet its obligations to pay note interest and principal on a timely basis. However, Standard & Poor's expects that the commencement of war in Iraq, continued risk of terrorism, and the rationalization of large airline fleets will have a further impact on asset quality and performance of these transactions.

         Standard & Poor's expects to finalize its review and resolve the CreditWatch placements shortly.

RATINGS LIST
Class                      Rating

                To                       From
Ratings Placed on CreditWatch with Negative Implications

AerCo Ltd.
A               AA/Watch Neg             AA
B               A/Watch Neg              A
C               BBB/Watch Neg            BBB

Aircraft Finance Trust
A               AA/Watch Neg             AA
B               A/Watch Neg              A
C               BBB/Watch Neg            BBB

ALPS 96-1 Pass Through Trust
A               A+/Watch Neg             A+
B               BBB+/Watch Neg           BBB+
C               BB-/Watch Neg            BB-
D               CCC+/Watch Neg           CCC+

Airplanes Pass-Through Trust
A-6             AA/Watch Neg             AA
A-8             AA-/Watch Neg            AA-
A-9             AA-/Watch Neg            AA-

Aviation Capital Group Trust
A               AA/Watch Neg             AA
B               A/Watch Neg              A
C               BBB/Watch Neg            BBB

Lease Investment Flight Trust
A               AA/Watch Neg             AA
B               A/Watch Neg              A
C               BBB/Watch Neg            BBB

Leonardo Synthetic Public Ltd. Co.
A               AAA/Watch Neg            AAA
B               AA-/Watch Neg            AA-
C               BBB+/Watch Neg           BBB+

ANALYST E-MAIL ADDRESSES
ted_burbage@standardandpoors.com
sean_hannigan@standardandpoors.com
herve-pierre_flammier@standardandpoors.com
tony_nocera@standardandpoors.com
philip_baggaley@standardandpoors.com
StructuredFinanceEurope@standardandpoors.com

Copyright(C)1994-2003 Standard & Poor's,             [The McGraw-Hill Companies]
a division of The McGraw-Hill Companies.
All Rights Reserved. Privacy Policy

                                                                       Exhibit B


         Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                                  /s/ John Banes
                                                                  --------------
                                                                      John Banes

                               POWER OF ATTORNEY


         Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Frank Haspel, John McMahon, Huib van Doorn, Erwin den Dikken, Brian Marks, Gerry Hastings and Sean Brennan and each of them, acting on behalf of debis AirFinance Financial Services (Ireland) Limited (formerly AerFi Financial Services (Ireland) Limited), as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Jersey, Channel Islands on the date indicated below.



Dated: June 6, 2002                             /s/ William M. McCann
                                                ---------------------
                                                William M. McCann

                                       Witness: /s/   Michael Walsh
                                                -----------------------------


Dated: June 6, 2002                             /s/ Roy M. Dantzic
                                                -----------------------------
                                                Roy M. Dantzic

                                       Witness: /s/     Michael Walsh
                                                -----------------------------


Dated: June 6, 2002                             /s/ Hugh R. Jenkins
                                                -----------------------------
                                                Hugh R. Jenkins

                                       Witness: /s/   Michael Walsh
                                                -----------------------------


Dated: June 6, 2002                             /s/ Richard E. Cavanagh
                                                -----------------------------
                                                Richard E. Cavanagh

                                       Witness: /s/  Michael Walsh
                                                -----------------------------


Dated: June 6, 2002                             /s/ Brian T. Hayden
                                                -----------------------------
                                                Brian T. Hayden

                                       Witness: /s/  Michael Walsh
                                                -----------------------------

                                                                       Exhibit C


                  Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.




                                                            /s/ John Banes
                                                       -------------------
                                                                John Banes

                                POWER OF ATTORNEY

         Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Frank Haspel, John McMahon, Huib van Doorn, Erwin den Dikken, Brian Marks, Gerry Hastings and Sean Brennan and each of them, acting on behalf of debis AirFinance Financial Services (Ireland) Limited (formerly AerFi Financial Services (Ireland) Limited), as Administrative Agent of Airplanes U.S. Trust, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto the said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Jersey, Channel Islands on the date indicated below.


 Dated: June 6, 2002                            /s/ William M. McCann
                                                -----------------------------
                                                William M. McCann

                                       Witness: /s/ Michael Walsh
                                                -----------------------------


Dated: June 6, 2002                             /s/ Roy M. Dantzic
                                                -----------------------------
                                                Roy M. Dantzic

                                       Witness: /s/ Michael Walsh
                                                -----------------------------


Dated: June 6, 2002                             /s/ Hugh R. Jenkins
                                                -----------------------------
                                                Hugh R. Jenkins

                                       Witness: /s/  Michael Walsh
                                                -----------------------------


Dated: June 6, 2002                             /s/ Richard E. Cavanagh
                                                -----------------------
                                                Richard E. Cavanagh

                                       Witness: /s/   Michael Walsh
                                                -----------------------------


Dated: June 6, 2002                             /s/ Brian T. Hayden
                                                -----------------------------
                                                Brian T. Hayden

                                       Witness: /s/ Michael Walsh
                                                -----------------------------